Exhibit 99.1

Trasteel Holding S.A. and Sizzle Acquisition Corp. II Announce Confidential Submission of Draft Registration Statement on Form F-4 in Connection with the Proposed Business Combination

Lugano, Switzerland & Bertrange, Luxembourg, October 1, 2026 — Trasteel Holding S.A. (“Trasteel” or the “Company”), a global steel trading and industrial group headquartered in Lugano (Switzerland) and Luxembourg, and Sizzle Acquisition Corp. II (Nasdaq: SZZL) (“Sizzle II”), a publicly traded special purpose acquisition company, today announced that Trasteel S.A. (“Pubco”), a newly formed Luxembourg holding company, confidentially submitted a draft registration statement on Form F-4 (as amended from time to time, the “Registration Statement”) to the U.S. Securities and Exchange Commission (the “SEC”) on September 30, 2026. The Registration Statement relates to the previously announced business combination agreement, dated as of April 13, 2026, as amended (the “Business Combination Agreement”), by and among Sizzle II, Trasteel, Pubco and the parties thereto.

The submission of the Registration Statement marks an important milestone toward the completion of the previously disclosed proposed business combination between Trasteel and Sizzle II, announced on April 13, 2026 (press release). The Registration Statement has not been filed, or declared effective, and remains subject to review, by the SEC.

Under the Business Combination Agreement, Pubco will, upon closing of its business combination, acquire all of the issued and outstanding shares of Trasteel in exchange for Pubco ordinary shares, and Trasteel Merger Sub Limited, a wholly owned subsidiary of Pubco, will merge with and into Sizzle II, with each of Trasteel and Sizzle II surviving as a wholly owned subsidiary of Pubco.

The business combination is subject to the Registration Statement being filed with and declared effective by the SEC, and the approval of the business combination by Sizzle II’s shareholders, among other conditions set forth in the Business Combination Agreement. Upon its closing, Pubco is expected to be listed on the Nasdaq Stock Market under the ticker symbol “TSTL”.

About Trasteel

Trasteel is a global steel trading and industrial group founded in 2009, operating across more than 60 countries with over 1,400 employees. The Company combines trading operations with industrial transformation activities and serves over 4,000 customers worldwide.

For more information, please visit www.trasteel.com

About Sizzle Acquisition Corp. II

Sizzle II is a blank check company, incorporated as a Cayman Islands exempted company, formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities. Sizzle II is led by Chairman and CEO Steve Salis and Vice Chairman Jamie Karson, and its management team includes Daniel Lee, its CFO. Its board of directors comprises Steve Salis, Jamie Karson, Neil Leibman, David Perlin and Warren Thompson. Its board of advisors comprises Rick Camac, Michael Kuchta, Ryan Croft, Craig Curley and Tony Sage.

For more information, please visit https://sizzlespac.com

About Pubco

Trasteel S.A. (“Pubco”) is a newly formed Luxembourg public limited liability company (société anonyme) that will serve as the publicly traded holding company for the combined business following the closing of the proposed business combination.

Additional Information and Where to Find It

This press release is provided for informational purposes only and relates to the proposed business combination (the “Proposed Business Combination”) pursuant to the Business Combination Agreement, by and among Sizzle II, Trasteel, Pubco and the parties thereto. Subject to its terms and conditions, the Business Combination Agreement provides that at closing each of Sizzle II and Trasteel will become wholly owned subsidiaries of Pubco.

In connection with the Proposed Business Combination, Pubco has confidentially submitted, the Registration Statement with the SEC, which includes a proxy statement of Sizzle II and a prospectus for the registration of Pubco securities (as amended from time to time, the “proxy statement/prospectus”). The Registration Statement has not been filed with the SEC and has not been declared effective by the SEC. Upon the occurrence of the Registration Statement being declared effective, its definitive proxy statement/prospectus and other relevant documents will be mailed to Sizzle II shareholders as of the record date to be established for purposes of voting on the Proposed Business Combination. INVESTORS AND SHAREHOLDERS OF SIZZLE II AND OTHER INTERESTED PERSONS ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS THERETO, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SIZZLE II, TRASTEEL, PUBCO AND THE PROPOSED BUSINESS COMBINATION.

Shareholders and other interested persons will be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other relevant materials, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Sizzle Acquisition Corp. II, 4201 Georgia Avenue, NW, Washington, D.C. 20011, Attn: Steve Salis, Chief Executive Officer. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

This press release is not a solicitation of a proxy from any investor or securityholder. Sizzle II, Trasteel, Pubco and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from Sizzle II’s shareholders in connection with the Proposed Business Combination. Sizzle II’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Sizzle II in Sizzle II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 12, 2026 (the “Sizzle II Form 10-K”). Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Sizzle II’s shareholders, and a description of their interests in the Proposed Business Combination, will be set forth in the proxy statement/prospectus when it is filed with the SEC. You may obtain copies of these documents, once available, at the SEC’s website at www.sec.gov or by directing a request to the address provided above.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom.

The securities to be issued by Pubco in connection with the Proposed Business Combination have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE PROPOSED BUSINESS COMBINATION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE PROPOSED BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PRESS RELEASE. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Sizzle II’s, Trasteel’s and/or Pubco’s actual results may differ from their expectations, estimates and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions, and other statements that are other than statements of historical fact. No representations or warranties, express or implied, are given in, or in respect of, this press release. When words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters are used, such terms are, among others, used in the context of making forward-looking statements.

These forward-looking statements, and factors that may cause actual results to differ materially from current expectations, include, but are not limited to, the following, which reflect the risk factors described in the Registration Statement:

Risks relating to Trasteel’s business and industry: the tie of Trasteel’s results to cyclical global steel and raw-material prices; the risk that Trasteel’s back-to-back, hedged trading model may not fully offset price risk; global steel oversupply, China’s dominant share of production and shifting trade flows; intense competition and disintermediation; the dependence of Trasteel’s growth strategy on acquiring and integrating industrial assets; geographic concentration of revenues in the European Union, particularly Italy; and tariffs, trade remedies, sanctions and the EU Carbon Border Adjustment Mechanism; dependence on trade-finance and credit facilities;

Risks relating to Pubco’s structure and jurisdiction: Pubco’s status as a Luxembourg company and as a “foreign private issuer,” including its exemption from certain U.S. securities rules and the possible loss of foreign private issuer status; the governance of shareholder rights under Luxembourg law and the differences between Luxembourg and European insolvency laws and those of the United States; the potential difficulty of enforcing judgments against Pubco or its directors, whose assets are located outside the United States; the concentration of ownership of Pubco Ordinary Shares among Trasteel’s principal shareholders following the Business Combination; and identified material weaknesses in internal control over financial reporting and substantial doubt about the ability to continue as a going concern;

Risks relating to the Proposed Business Combination and Sizzle II: the ability of the parties to complete the Proposed Business Combination in a timely manner or at all; the risk that Sizzle II does not consummate the Business Combination by April 3, 2027 and is required to liquidate and dissolve; the failure to obtain the approval of Sizzle II’s shareholders or to satisfy the minimum cash condition or other closing conditions; the level of redemptions by Sizzle II’s public shareholders and the resulting reduction in available cash and working capital and effect on Sizzle II’s strategic plan; conflicts of interest of the Sponsor and Sizzle II’s directors and officers; the ability to obtain and maintain the listing of Pubco Ordinary Shares on Nasdaq; the risks of becoming a public company through a special purpose acquisition company rather than an underwritten offering, including the absence of an underwriter’s independent due diligence review; the costs of the Proposed Business Combination and of operating as a public company; the effect of the announcement or pendency of the Proposed Business Combination on Trasteel’s and Sizzle II’s business relationships, operating results and operations; the absence of a prior public market for, and the potential illiquidity of, Pubco Ordinary Shares, and the effect of future sales of shares; and the intention not to pay dividends; and those factors discussed under the heading “Risk Factors” in the Registration Statement and in the Sizzle II Form 10-K, and other documents Sizzle II has filed, or that Sizzle II or Pubco will file, with the SEC.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement referenced above, the final prospectus of Sizzle II dated March 31, 2025 and filed with the SEC on April 2, 2025, Sizzle II’s most recent Quarterly Report on Form 10-Q filed with the SEC on August 12, 2026, the Sizzle II Form 10-K, and other documents filed or to be filed by Sizzle II and Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. There may be additional risks that none of Sizzle II, Trasteel or Pubco presently know, or that they currently believe are immaterial, which in each case could cause actual results to differ from those contained in the forward-looking statements. For these reasons, among others, investors and other interested persons are cautioned not to place undue reliance upon any forward-looking statements in this press release. None of Sizzle II, Trasteel or Pubco undertakes any obligation to publicly revise any forward-looking statements to reflect events or circumstances that arise after the date of this press release, except as required by applicable law.

Media Contacts

Trasteel Holding S.A.

Investor Relations

Alessandro Colombi – Head of IR

e-mail: ir@trasteel.com

Media Relations

Alessandro Colombi – Head of IR

e-mail: press@trasteel.com

Investor Relations Advisor

Alpha IR Group

Michael Cummings – President

e-mail: tstl@alpha-ir.com

Media Relations Advisor

Alpha IR Group

James McCusker – Senior Managing Director

e-mail: tstl@alpha-ir.com

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